UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2020

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Amendment and restatement of the Flex Ltd. 2017 Equity Incentive Plan

On August 7, 2020, Flex Ltd. (the “Company” or “Flex”) held its 2020 Annual General Meeting of Shareholders (“Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the Company’s 2017 Equity Incentive Plan (the “2017 Plan” and, as amended, the “Amended Equity Plan”). The Amended Equity Plan amends and restates the 2017 Plan to, among other things, increase the aggregate number of shares reserved for issuance by 21,100,000 ordinary shares, less one share for every one share that is subject to an award granted under the 2017 Plan after March 31, 2020 and prior to the effective date of the Amended Equity Plan. A more complete description of the terms of the Amended Equity Plan can be found in “Proposal No. 4: Ordinary Resolution to Approve the Amendment and Restatement of the Flex Ltd. 2017 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 26, 2020 (the “2020 Proxy Statement”), which description is incorporated herein by reference. The foregoing description and the description incorporated by reference from the 2020 Proxy Statement are qualified in their entirety by reference to the full text of the Amended Equity Plan, which is incorporated by reference hereto as Exhibit 10.01 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 7, 2020, Flex held its 2020 Annual Meeting. There were 497,769,563 Ordinary Shares entitled to be voted and 456,113,997 Ordinary Shares were voted in person or by proxy at the Annual Meeting.

At the Annual Meeting:

(1)	The shareholders re-elected the ten (10) nominees for director.

(2)	The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2021 fiscal year and authorized the Company’s Board of Directors to fix its remuneration.

(3)	The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

(4)	The shareholders approved the amendment and restatement of the Flex Ltd. 2017 Equity Incentive Plan.

(5)	The shareholders approved a general authorization for the Company’s Board of Directors to allot and issue Ordinary Shares.

(6)	The shareholders approved the renewal of the Company’s Share Purchase Mandate permitting the Company to purchase or otherwise acquire up to 20% of its own issued Ordinary Shares as of the date of the Annual Meeting.

The Company’s Inspector of Elections certified the following vote tabulations from the Annual Meeting:

Board of Directors: Nominee	For	Against	Abstain	Broker Non-Vote
Revathi Advaithi	432,741,254	661,167	266,233	22,445,343
Michael D. Capellas	430,140,569	3,249,552	278,533	22,445,343
Jennifer Li	422,958,724	10,426,270	283,660	22,445,343
Marc A. Onetto	431,812,303	1,461,255	395,096	22,445,343
Erin L. McSweeney	432,766,900	632,907	268,847	22,445,343
Willy C. Shih, Ph.D.	426,316,135	6,967,184	385,335	22,445,343
Charles K. Stevens, III	430,181,684	3,200,295	286,675	22,445,343
Lay Koon Tan	432,621,038	656,971	390,645	22,445,343
William D. Watkins	426,367,809	7,021,488	279,357	22,445,343
Lawrence A. Zimmerman	432,662,515	722,491	283,648	22,445,343

	For	Against	Abstain	Broker Non-Vote
Re-appointment of Deloitte & Touche LLP as independent auditors for the 2021 fiscal year and to authorize the Board of Directors, upon the recommendation of the Audit Committee, to fix its remuneration	449,983,557	5,788,685	341,755	—

				Broker
	For	Against	Abstain	Non-Vote
NON-BINDING, ADVISORY RESOLUTION relating to the compensation of the Company’s named executive officers	421,299,559	12,114,670	254,425	22,445,343

	For	Against	Abstain	Broker Non-Vote
Resolution to approve the amendment and restatement of the Flex Ltd. 2017 Equity Incentive Plan	420,397,729	12,999,980	270,945	22,445,343

	For	Against	Abstain	Broker Non-Vote
General authorization for the Board of Directors to allot and issue ordinary shares	414,406,826	19,120,105	141,723	22,445,343

	For	Against	Abstain	Broker Non-Vote
Renewal of the Share Purchase Mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Annual Meeting	423,868,011	9,688,298	112,345	22,445,343

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit

10.1	Amended and Restated Flex Ltd. 2017 Equity Incentive Plan, incorporated by reference to Annex A of the Company’s Definitive Proxy Statement dated June 26, 2020.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Ltd.

Date: August 11, 2020	By:	/s/ Christopher Collier
		Name:	Christopher Collier
		Title:	Chief Financial Officer

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